                  U.S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549







                      SECURITIES AND EXCHANGE ACT OF 1934




                                March 24, 1999
                                Date of Report
                       (Date of earliest event reported)

                               WSF CORPORATION

               (d.b.a. Wall Street Financial Corporation)

      (Exact name of Small Business Issuer as specified in its charter)






        Delaware                    0-17117                  99-0240826
       (State of              (Commission File No.)      (I.R.S. Employer
      Incorporation)                                     Identification No.)


     1088 Bishop Street, Suite 202, Honolulu, HI, USA        96813

     (Address of principal executive offices)              (Zip Code)





  Registrant's telephone number, including area code:  (808) 526-3999

____________________________________________________________________________

Item 1.    Changes in Control of Registrant



     Not applicable





Item 2.    Acquisition or Disposition of Assets



     The 14.42-acre Salt Creek Club property and improvements thereon, owned by Mile 13 1/2 Limited, d.b.a. Salt Creek Club, a subsidiary of the Company, were sold and the title to the property was transferred to Datapro International Limited, a Belize company.


     The Company invested approximately US$990,000 to acquire and to improve the property, which included financing in the form of a 1st mortgage in the amount of US$450,000, from St. Paul s National Building Society in Belize. The mortgage had a term of three (3) years and required interest payments of sixteen (16%) percent per annum, to be paid in twelve equal amounts per year. Although the Company paid certain interest arrears on February 17, 1999, the mortgage document provided the acceleration of principal and a power of sale of the asset. Norman Neil LLM, of Counsel to the law firm of Glenn D. Godfrey & Company which is the legal counsel for the Company in Belize, representing St. Paul s National Building Society Limited, sold the property for
US$450,000, the face value of the mortgage, and notified the Company on March 4, 1999, of the sale. As a result, the Company will record a reduction in equity of approximately approximately US$540,000, and a reduction in liabilities of US$450,000. In the opinion of counsel, the equity lost is not material to the overall assets and equity of the Company.



Item 3.    Bankruptcy or Receivership


     Not Applicable






Item 4.    Changes in Registrant's Certifying Accountant



     Not Applicable





Item 5.    Other Events

     On March 18, 1999, the Company entered into an agreement with Mayan Management International, LLC. ,a New York company, for the purchase and sale of certain assets and services of the Company to facilitate investments and to provide marketing and public relation services to the Company in a transaction more fully described in Exhibit A.



Item 6.    Resignations of Registrant's Directors

     James G. Caldwell, resigned from his positions with the Company for lack of sufficient working capital. His resignation was accepted on March 24, 1999.




Item 7.    Financial Statements and Exhibits

        Agreement Mayan Management International, LLC - Exhibit  A.




                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WSF Corporation







                                    By /s/ Gerhart W. Walch

                                    Gerhart W. Walch

                                    Chairman of the Board and
                                    Chief Executive Officer

EXHIBIT A

                                AGREEMENT


THIS AGREEMENT made this 19th day of March 1999, replaces the Agreement dated December 31, 1998, between COMPRADORE, LIMITED, a Hawaii corporation ("COMPRADORE"), the Nancy Atmospera-Walch and Gerhart W. Walch Trust (THE WALCH TRUST), WSF CORPORATION (d.b.a. WALL STREET FINANCIAL CORPORATION or "WSF") a Delaware corporation and MAYAN MANAGEMENT INTERNATIONAL, LLC. a New York limited liability corporation ( the Investors or MMI ).


                                   RECITALS

This agreement is made with reference to the following facts and understandings between the parties:

A. WSF Corporation (d.b.a. Wall Street Financial Corporation) is a publicly traded Delaware corporation, hereinafter WSF .

B. Compradore Limited, a Hawaii Corporation is the successor by way of statutory merger with Compradore, Ltd., a Hong Kong corporation, hereinafter referred to as Compradore .



MAYAN MANAGEMENT INTERNATIONAL, LLC. a New York company, formed to facilitate investments and to provide Marketing and Public Relations Services, hereinafter referred to as MMI .

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1.1.     WSF awards to MMI the irrevocable right to purchase:

     a)     Twenty (20), fee simple, unencumbered, 2-Acre Estate Lots (Sea
frontage) at Salt Creek Estate s, planned Mayan Resort, Phase I   Caribbean Sea
front Subdivision #2;

     b) Twenty (20), fee simple, unencumbered, 10-Acre Gentleman s Ranch Lots (unimproved Inland location), zoned for agricultural / equestrian purposes at the Salt Creek Estate; and

     c) Twenty (20) Salt Creek Club Membership Cards, of ClubCorp International, (subject to the approval of the planned site and facilities of the Salt Creek Club); and

     d) Twenty (20) International Business Corporations in Belize, including registration and one year of maintenance;

     e) Twenty (20) Certificates representing 50,000 shares of WSF 144-Common Stock each.

One Unit: Each Unit consist of One (1) Item of each (a/b/c/d/e&f); at a cost per Unit of U.S. $35,000 (Thirty five thousand U.S. Dollars).

Note:   In addition to the above 20 Units, MMI shall receive One (1) Unit free of charge for its efforts to coordinate this transaction.








1.2. MMI agrees to Purchase 10 Units at price of $35,000 per Unit with the execution of this agreement as follows:

Cash Payments

1.     $195,000 U.S. has been paid in 1998;
2.     $35,000 U.S., to be paid by March 20, 1999;
3.     $35,000 U.S., to be paid by April 15, 1999;
4.     $35,000 U.S., to be paid by April 30, 1999;
5. $50,000 U.S., to be paid subsequent to a strategic planning meeting to be held in Los Angeles, on or about May 30, 1999;

Firm Cash Payment Commitment:  $350,000 U.S.

All cash payments to be made via wire transfer to WSF Corporation s account at American Savings Bank, Bishop Square Branch, Honolulu, 96813.
     Acct: 45-524450, ABA 59-7076-3213);

WSF to provide  USE OF FUNDS  information to MMI.

1.3.    Additional Agreements and Consideration

     A. In exchange for Marketing and Public Relations Services valued at $1,000,000 U.S. (One Million U.S. Dollars) to be provided by MMI, WSF will provide to MMI the following:

         a) Seven (7%) Percent of the issued and outstanding shares of Compradore Limited, a Hawaii corporation, and owner of the 31,423.45-acre Salt Creek Estate in Belize, currently representing approx. 2,200-acres;

         b)   980,000 Shares of WSF   144 Common Stock, consisting of a pro-
rata distribution of shares to Compradore Limited shareholders, based on the seven (7%) percent ownership;

         c) Thirty (30%) percent ownership interest, with WSF Trust Corporation of Belize owning Seventy (70%) in the Salt Creek Club, a Private Members Club to be build on 20-acres of fee simple property, located at the planned 1,000-acre Mayan Resort Caribbean Sea-front development entitled Phase I, at the most southern portion of the Salt Creek Estate in Belize;

    B.  MMI agrees to the provide the following Marketing and Public Relation
Services:

         a) To assist WSF with improving its current www.wsf.com Internet Site, featuring projects planned and/or developed at the Salt Creek Estate. MMI agrees to assist WSF to develop and implement a Marketing Strategy Program and Budget, including personal appearances of its stockholders in advertising, investor relation and public relation campaigns. The Strategy and Program to be designed to assist WSF to achieve its goal and to enhance its shareholders value.

         b) MMI agrees to participate and actively promote Annual Sport and Entertainment Events that will promote planned Salt Creek Estate development projects, in particular the Salt Creek Club.

1.4 Transaction Description for the transfer of the Seven (7%) Percent Stock Ownership of the Compradore Limited Shares:

Compradore Limited, a Hawaii corporation, by virtue of purchase and merger with Compradore Limited, Hong Kong, is the sole title-holder to 31,423.45-acres fee simple property. The Property is held under an Original Transfer Certificate of Title, issued by the Registrar General of Belize, Dated December 19, 1973, and registered in the Land Titles Register Volume 8 Folio
300.  (Exhibit A   Copy of the Transfer Certificate of Title).

To facilitate this transaction, THE WALCH TRUST agrees to re-allocate seven (7%) percent of their shares, to allow WSF to engage MMI and to attain the necessary relationships and funding to achieve ultimately its Corporate Vision. Upon execution of this transaction, COMPRADORE will be owned, with non-dilution provision, by its shareholders as follows:

                  NAME                         OWNERSHIP INTEREST

               Ila Jhaveri                         27.88% (278.8 shares)

               WSF Corporation                     23.62% (236.2 shares)

               Nancy Atmospera-Walch               20.50% (205 shares)
               & Gerhart W. Walch Trust

               H. Stephen Madsen                    9.00%  (90 shares)

               Mayan Management
               International LLC                    7.00%  (70 shares)

               Antoine Y Gedeon Family Trust        4.00%  (40 shares)

               Richard G. MacMillan and             4.00%  (40 shares)
                 Alta Mac Millan

               Gordon Rapozo and                    4.00%  (40 shares)
                 Katherine Rapozo                  ______  ___________

               TOTAL SHAREOWNERSHIP               100.00%(1,000 shares)

WSF Corporation desires to list its stock on the NASDAQ or AMEX during the 3rd or 4th Quarter of 1999. As an incentive for MMI to actively participate in an Investor Relations Program directed to enhance the shareholders value, THE WALCH TRUST will transfer an additional six and one half (6.5%) percent of its Compradore Shares to MMI, should WSF s stock listing be upgraded to one of these two exchanges with the active assistance of MMI.

1.5  One Hundred Thirty Five Acres (135-acres) of Land

THE WALCH TRUST is entitled to receive 275-acres of land at the Salt Creek Estate. The Trust will transfer its right to 135-acres of this fee simple property, free and clear of any liens, to MMI without any charge. THE WALCH TRUST and MMI together shall initially select the location of this 275-acre parcel of land, with MMI being allocated 135-acres. However, MMI shall have the right to exchange its 135-acre parcel for one or more parcels, located elsewhere on the Salt Creek Estate, provided that such exchange does not adversely affect or impair the development plan for the Estate. (Exhibit B Compradore Shareholders Agreement).


1.6     Ownership and Seat on the Board of MMI.

Upon execution of this Agreement, MMI will issue ten percent (10%) of the total issued and authorized shares, with non-dilution provision, to THE WALCH TRUST, in consideration for the reallocation of their shares of Compradore Limited, and for their agreement to transfer their rights to 135-acres of their 275-acres of land located on Salt Creek Estate. Upon execution of this Agreement, THE WALCH TRUST shall also have the right to one full voting seat on the Board of Directors of MMI.

At such time as MMI is able to receive an additional re-allocation of six and one half (6.5%) percent of the shares of Compradore Limited, MMI will issue an additional ten (10%) percent of the total issued and authorized shares, with non-dilution provision, to THE WALCH TRUST, in consideration for the re-allocation of their shares of Compradore Limited and THE WALCH TRUST shall also have then the right to two full voting seats on the Board of Directors of MMI.

2.1.     Mutual Release.

     In consideration of the premises, each of the parties hereto completely releases and forever discharges, each of the other parties, from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, and costs of any nature whatsoever, which said party now has for reasons related to any previous agreement, or which may hereafter accrue or otherwise be acquired, other than the commitments made herein, on account of this Agreement.

2.2.     Additional Documents.

     All parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions, which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement. In particular WSF s development efforts to include the preparation of surveys and the transfer of the Transfer Certificate of Title as soon as the Development Plans have been approved. The costs for such surveys and transfers to be borne by the new landowners.

2.3.     Governing Law.

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Hawaii.

2.4.     Entire Agreement.

     This Agreement contains the entire agreement, and supersedes all previous agreements, between the parties and their respective stockholders with regard to the subject matter hereof and shall be binding upon and inure to the benefit of the executors, administrators, personal representatives, heirs, successors and assigns of each party.

2.5.     Effectiveness.

     This Agreement shall become effective immediately following the execution by each of the parties.

2.6.     Arbitration.

In the event any dispute should arise regarding the performance or interpretation of this Agreement, such dispute shall be referred to binding arbitration in accordance with the rules of the American Arbitration Association, Hawaii Chapter. Any such dispute shall be resolved through binding arbitration within 90 days of filing.

3.1.     Time is of the Essence.

All outstanding transactions and issues agreed upon in this agreement must be completed within 30 days of the date of this Agreement. Specific dates and events that have been agreed upon in this agreement must be met precisely and any delays would be considered a material breach of this Agreement.




3.2. Counterparts and Facsimile Copies.

     The parties hereto agree that this instrument may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same agreement, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document. Further, facsimile signatures shall be deemed genuine and binding.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              WSF CORPORATION
                              a Delaware corporation

                              By /s/ Gerhart W. Walch
                              Its: Chairman & Chief Executive Officer

                              By /s/ Richard G. MacMillan, Esq.
                              Its: Secretary and Counsel


                              MAYAN MANAGEMENT INTERNATIONAL, LLC.
                              a New York corporation

                              By /s/ Charles Smith-Semedo
                              Its: Chairman & Chief Executive Officer

                              By /s/ Philip G. Atwell
                              Its: Secretary / Treasurer and
                              Member of the Board


                              The Gerhart W. Walch and
                              The Nancy Atmospera-Walch Trust
                              Hawaii Trusts

                              By /s/ Nancy Atmospera-Walch
                              NANCY ATMOSPERA-WALCH, Trustee

                              By /s/ Gerhart W. Walch
                              Gerhart W. Walch, Trustee


                              COMPRADORE LIMITED

                              By /s/ Richard G. MacMillan, Esq.
                              Its: Secretary and Member of the Board

                              By /s/ Gordon E. Rapozo
                              Its: Treasurer and Member of the Board